Exhibit 99.1

Comerica Incorporated Merrill Lynch Banking & Financial Services Investor Conference November 14-16, 2006 Ralph Babb Chairman and Chief Executive Officer

Safe Harbor Statement Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward- looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, automotive production, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica: Growth & Balance $58.5 billion in assets Among the top 20 bank holding companies in the U.S. Major markets include Michigan, California, Texas, Arizona and Florida Positive core operating trends in 2006 Approximately $9.3 billion in market capitalization

By Business Segment Midwest Western Texas Florida International Revenue 1141 610 249 46 63 By Business Segment Business Bank Retail Bank W&IM CA FL Revenues 1169 633 309 0.15 0.02 Growing & Balancing Revenues By Business Segment* By Market Segment* Business Bank $1.2B 55% Retail Bank $633MM 30% W&IM $309MM 15% Midwest & Other $1.1B 54% Western $610MM 29% Texas $249MM 12% Florida $46MM 2% * Net of Finance / Other: $(29) million; reflects office of origination International $63MM 3% YTD September 2006 Revenues: $2.1 Billion

Midwest & Other Western Texas Florida International 3Q06 Avg Loans Outstanding 22.253841 13.907316 6.20206 1.841605 1.82698 Midwest & Other Western Texas Florida International 3Q05 Average Loans Outstanding 21.466368 11.892557 5.069554 1.434815 2.384779 Growing & Balancing Loan Portfolio 3Q06: $46.0 billion* 3Q05: $42.3 billion* *Excludes average Financial Services Division loans of $2.3B in 3Q05 and $2.1B in 3Q06, respectively Geography based on office of origination Western includes: CA, AZ, NV, CO, WA Year-over-Year Average Loan Outstandings up 9%*

Growing Complementary Lines of Businesses Business Bank Retail Bank Wealth & Institutional Management Lending & Leasing Treasury Management International Trade Services 382 Banking Centers 711,000 Personal Banking customers 90,000 Small Business customers Call centers, ATMs, Web Banking Trust Services Private Banking Investment Management Brokerage and Insurance #1 Commercial lender as a percent of total assets #7 Commercial lender (total loans) Middle Market represents 34% of avg total loans in third quarter 2006 Loan growth momentum in Texas and Western markets Sound credit standards Sophisticated credit management tools 40% of avg total deposits in third quarter 2006 Opening 24 new banking centers in 2006, mainly in growth markets Not a mass market retail bank Targets small businesses, entrepreneurs, business owners and the affluent Solid investment performance Open architecture platform Customized, flexible solutions Efficiency gains Competitive advantage: Relationship Banking National Platforms Competitive advantage: Relationship Banking National Platforms Competitive advantage: Relationship Banking National Platforms

Banking Center Expansion in Growth Markets Location of New Banking Centers Full Year 2006 YTD 2005 2004 California 12 9 8 9 Arizona 2 2 2 0 Texas 6 3 7 3 Florida 3 2 0 0 Michigan 1 1 1 5 Total 24 17 18 17 Since late 2004, opened 52 new banking centers Nearly 90% are in our higher growth markets Deposits at new banking centers are ahead of expectations

Retail Bank Business Bank WIM Average Deposits 0.6 0.27 0.13 New Banking Centers: Contribution from All Lines of Business Deposits: $713 million Reflects 3Q06 average balances for the 51 banking centers open three years or less

MI TX AZ CA FL Banking Centers 0.63 0.168 0.013 0.168 0.021 MI TX AZ CA FL Banking Centers 0.46 0.19 0.05 0.23 0.07 Banking Center Expansion: Growing in the Growth Markets September 2006 2010 Projected 382 Banking Centers 512 Banking Centers

Relationships Differentiate Comerica Comerica relationship managers have 15-20 years average Comerica tenure Trusted advisor with industry expertise Strong knowledge of banking products and services Single contact point for all banking needs Incentives tied to risk adjusted return Employee relocation program: Bank Without Borders

Relationships: Product Growth & Balance Cross-Selling increases customer loyalty and the return on the relationship: Treasury Management Comerica Securities Trust and Pension Services Trade Finance Foreign Exchange Private Banking On the Job Banking

YTD Sept 05 YTD Sept 06 YOY% Loans $ 3,371 $ 3,547 5.2% Deposits $ 2,472 $ 2,432 -1.6% Trust & Investment Assets $ 123,055 $ 125,747 2.2% Noninterest Income $ 195 $ 196 0.6% Headcount 1,350 1,248 -7.6% Number of Producers 548 512 -6.6% Year-to-date dollars in millions Data excludes Munder Capital Management, a discontinued operation Wealth & Institutional Management: Cross-Sell Success

How Comerica Delivers Credit Risk Management All lenders complete formal Credit Training Program Credit officers are integrated into loan groups Credit officers and lenders meet customers and collaborate to develop loan structure Senior management and credit officer involved in all aspects of approval process Credit decisions are made by committee process

How Comerica Delivers Credit Risk Management Continuous review of policies Quantitatively based risk models Credit Loss Forecasting model Migration studies Independent Asset Quality Review function Highly effective Special Asset Group

Solid Credit Quality 3Q05 4Q05 1Q06 2Q06 3Q06 NPA's / Total Loans and ORE 0.0052 0.0037 0.0032 0.0037 0.0042 3Q05 4Q05 1Q06 2Q06 3Q06 Net Credit-Related Charge-offs to Average Total Loans * 0.0018 0.0025 0.0019 0.0016 0.0006 3Q05 4Q05 1Q06 2Q06 3Q06 ALLL / Total Loans 0.0133 0.0119 0.0106 0.0104 0.0106 3Q05 4Q05 1Q06 2Q06 3Q06 Net loan charge-offs to total average loans 2.53 3.19 3.34 2.78 2.51 *Includes net loan charge-offs and net lending related commitment charge-offs

Capital Strength Provides Flexibility Capital at middle of target range (7-8% Tier 1 Common Equity Ratio) Consistent dividend growth 37 consecutive years of annual dividend increases Attractive dividend yield Supporting future growth Excess capital returned to shareholders Share repurchases: 9 million shares in 2005 ($526 million); 5.2 million shares in the first nine months of 2006 ($296 million) 2005 total payout was 104%; 1995-2005 total payout averaged 79%

Returning Capital to Shareholders Chart excludes Imperial Bancorp prior to 2001 and all restructuring charges. Buyback Dividend '95 0.816 0.383 '96 1.698 0.364 '97 0.826 0.353 '98 0.594 0.34 '99 0.35 0.344 '00 0.36 0.342 '01 0.544 0.393 '02 0.908 0.557 '03 0.57 0.528 '04 0.96 0.48 '05 1.04 0.43 Historical Total Payout Average = 79% Dividends = 41% Buyback = 38%

Positive Core Operating Trends Highlight Third Quarter 2006 Results * Loan growth figures exclude Financial Services Division; Analysis of 3Q06 compared to 2Q06. Annualized average loan growth of 7%* Texas: 24% Western: 12% Midwest & Other: 1% Excellent credit quality Net loan charge-offs as a percentage of average total loans of 2 bps Nonperforming assets of 0.42% of total loans and other real estate Net interest margin of 3.79%, consistent with full year outlook Active capital management: 3.7 million shares repurchased Sale of Munder Capital Management expected to close by year-end

Financial Targets Over a Cycle Revenues 6 - 8% Noninterest Expenses 4 - 5% Net Charge-offs 35 - 50 bps Tier 1 Common Equity Ratio 7 - 8% Return on Equity 15 - 18% EPS Growth 7 - 10%

Comerica: A Sound Investment Focused Strategy Leveraging strength of relationship banking model to grow and balance the business Investing for the Future Banking center expansion in higher growth markets Larger contribution from Wealth & Institutional Management and Retail Bank Improved risk management History of Earnings Payout 37 consecutive years of annual dividend increases Active share repurchase program: repurchased 5.2 million shares through September 30, 2006

APPENDIX

Financial Results 3Q06 2Q06 Q - Q% Change 3Q05 Y - Y% Change Net Income $200 $200 0% $238 -16% Diluted EPS from continuing operations Diluted EPS $1.20 $1.23 $1.19 $1.22 1% 1% $1.38 $1.41 -13% -13% Return on Equity 15.38% 15.50% 18.59% Net Interest Income $502 $500 0% $512 -2% Net Interest Margin 3.79% 3.82% 4.15% Provision for Loan Losses $15 $27 N/M $(30) N/M Noninterest Income $196 $205 -4% $215 -9% Noninterest Expenses $400 $391 2% $411 -3% $ in millions, except per share data N/M = Not Meaningful Data has been restated to reflect the results of Munder Capital Management as a discontinued operation

Positive Core Operating Trends Highlight Year-to-Date September 2006 Results Average loan growth of 8%* Texas: 18% Western: 15% Midwest & Other: 1% Total revenue increased 2% excluding the following: $12 million loss on the sale of the Mexican bank charter in 2006 $20 million benefit of the warrant accounting change in 2005 Excellent credit quality YTD06 YTD05 Net credit-related charge-offs to ave. total loans 13bps 27bps Total credit-related charge-offs (in millions) $49 $88 Total Provision for credit losses (in millions) $24 ($34) * Loan growth figures exclude Financial Services Division Analysis of year-to-date September 2006 compared to year-to-date September 2005

Diverse Line of Business Loan Growth 3Q06 2Q06 Q - Q% Change 3Q05 Y - Y% Change Middle Market $15.6 $15.3 2% $14.8 5% Commercial Real Estate 6.7 6.4 4% 5.7 18% Global Corporate Banking 4.9 4.8 3% 4.9 0% National Dealer Services 4.9 5.1 -3% 4.0 24% Specialty Businesses* > Excluding FSD 6.3 4.2 6.6 4.0 -4% 5% 5.9 3.6 7% 19% SUBTOTAL - BUSINESS BANK $38.4 $38.2 1% $35.3 9% Small Business Banking 3.9 3.8 1% 3.6 7% Personal Banking 2.2 2.2 -1% 2.3 -3% SUBTOTAL - RETAIL BANK $6.1 $6.0 0% $5.9 3% Private Banking 3.6 3.6 1% 3.4 5% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $3.6 $3.6 1% $3.4 5% TOTAL > EXCLUDING FSD $48.1 $46.0 $47.8 $45.2 1% 2% $44.6 $42.3 8% 9% Average loans in $billions; % change based on full dollar amount * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Third Quarter 2006 Average Loans Detail Midwest & Other Western Texas Florida International TOTAL Middle Market $9.3 $4.4 $1.7 $0.2 $0.0 $15.6 Commercial Real Estate 2.9 2.4 1.0 0.4 0.0 6.7 Global Corporate Banking 1.9 0.9 0.3 0.0 1.8 4.9 National Dealer Services 0.7 3.2 0.2 0.8 0.0 4.9 Specialty Businesses* 1.7 3.1 1.5 0.0 0.0 6.3 SUBTOTAL - BUSINESS BANK $16.5 $14.0 $4.7 $1.4 $1.8 $38.4 Small Business Banking 2.1 1.0 0.8 0.0 0.0 3.9 Personal Banking 2.0 0.0 0.2 0.0 0.0 2.2 SUBTOTAL - RETAIL BANK $4.1 $1.0 $1.0 $0.0 $0.0 $6.1 Private Banking 1.7 1.0 0.5 0.4 0.0 3.6 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.7 $1.0 $0.5 $0.4 $0.0 $3.6 TOTAL $22.3 $16.0 $6.2 $1.8 $1.8 $48.1 $ in billions * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Core Line of Business Deposits 3Q06 2Q06 Q - Q% Change 3Q05 Y - Y% Change Middle Market $4.2 $4.0 4% $4.2 1% Commercial Real Estate 1.2 1.1 10% 1.1 12% Global Corporate Banking 3.1 3.1 0% 3.5 -11% National Dealer Services 0.1 0.1 6% 0.1 0% Specialty Businesses1 > Excluding FSD 8.6 3.0 9.6 3.0 -11% 0% 12.0 3.0 -29% -1% SUBTOTAL - BUSINESS BANK >Excluding FSD $17.2 $11.6 $17.9 $11.3 -4% 2% $20.9 $11.9 -18% -2% Small Business Banking 3.8 3.8 1% 3.8 0% Personal Banking 12.9 12.9 0% 12.9 0% SUBTOTAL - RETAIL BANK $16.7 $16.7 0% $16.7 0% Private Banking 2.4 2.5 -7% 2.6 -9% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $2.4 $2.5 -7% $2.6 -9% Finance/Other2 5.6 4.9 N/M 1.1 N/M TOTAL > EXCLUDING FSD $41.9 $36.3 $42.0 $35.4 0% 2% $41.3 $32.3 1% 13% $ in billions; % change based on full dollar amount N/M = Not Meaningful 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Institutional CD's: 3Q06 - $5.2B; 2Q06 - $4.3B; 3Q05 - $0.4B

Third Quarter 2006 Average Deposits Detail Midwest & Other Western Texas Florida TOTAL Middle Market $0.9 $3.1 $0.2 $0.0 $4.2 Commercial Real Estate 0.7 0.3 0.1 0.1 1.2 Global Corporate Banking 2.7 0.2 0.2 0.0 3.1 National Dealer Services 0.0 0.1 0.0 0.0 0.1 Specialty Businesses1 0.7 7.5 0.4 0.0 8.6 SUBTOTAL - BUSINESS BANK $5.0 $11.2 $0.9 $0.1 $17.2 Small Business Banking 2.0 0.9 0.9 0.0 3.8 Personal Banking 10.6 0.7 1.6 0.0 12.9 SUBTOTAL - RETAIL BANK $12.6 $1.6 $2.5 $0.0 $16.7 Private Banking 0.7 1.2 0.3 0.2 2.4 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.2 $0.3 $0.2 $2.4 Finance/Other2 5.6 0.0 0.0 0.0 5.6 TOTAL $23.9 $14.0 $3.7 $0.3 $41.9 $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $5.2B in Institutional CD's; included in Finance Division segment

2006 Full Year Outlook Compared to 2005 Full Year for Continuing Operations High-single digit average loan growth excluding Financial Services Division loans Average full year net interest margin of about 3.80% Credit-related net charge-offs of about 15 basis points of average loans and, for the remainder of 2006, a provision for credit losses in excess of credit-related net charge-offs Stable noninterest income, excluding net gain on sales of businesses Low-single digit noninterest expense growth, excluding the provision for credit losses on lending-related commitments Active capital management Based on assessment as of third quarter 2006 10-Q filing date (October 30, 2006). Excludes Munder Capital Management, a discontinued operation.

Financial Services Division Data 3Q06 2Q06 1Q06 Balance Sheet Noninterest-Bearing $4.1 $4.8 $4.7 Interest-Bearing 1.4 1.8 2.3 Average Deposits $5.5 $6.6 $7.0 Average Loans $2.1 $2.6 $2.9 Noninterest Expenses Customer Services $11 $9 $13 Average Rates FSD Loans (Primarily Low-rate) 0.64% 0.60% 0.43% FSD Interest Bearing Deposits 3.95% 3.88% 3.74% Balance Sheet data in $billions; Non-interest Expense data in $millions

Western Florida Midwest & Other Texas FL 3Q06 Avg Dealer Loans 3.2 0.8 0.7 0.2 0.02 Franchise Distribution* Toyota / Lexus 18% Honda / Acura 16% Daimler Chrysler 14% Ford 14% General Motors 11% Nissan / Infinity 6% Other European 6% Other Asian 5% Other** 10% 3Q06 Average Loans Outstanding: $4.9 billion Midwest & Other $0.7B 14% Western $3.2B 66% Texas $0.2B 3% Florida $0.8B 17% Geographic Dispersion * Franchise distribution based on June 30, 2006 period-end outstandings ** "Other" includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Diversified National Dealer Services Business

Automotive Manufacturer Exposure Declining 12/04 12/05 8/06 Exposure: Dealer $ 5.6 $ 6.6 $ 7.1 Other Automotive: Domestic Ownership $ 3.7 $ 3.3 $ 3.1 Foreign Ownership 1.8 1.5 1.3 Total Other Automotive $ 5.5 $ 4.8 $ 4.4 (10)% Outstandings: Dealer $ 4.2 $ 4.8 $ 4.9 Other Automotive: Domestic Ownership $ 2.1 $ 2.0 $ 1.7 Foreign Ownership 0.7 0.7 0.6 Total Other Automotive $ 2.8 $ 2.7 $ 2.3 (14)% 3Q05 4Q05 1Q06 2Q06 3Q06 NPA's 38 22 20 43 49 3Q05 4Q05 1Q06 2Q06 3Q06 Net Loan Charge-offs 7 4 8 3 3 Period-end dollars in $billions Exposure includes committed and discretionary facilities (undrawn and outstanding)

Commercial Real Estate Loan Portfolio 13% year-over-year average loan growth Adhere to conservative lending policies Owner Occupied/Other* Real Estate Construction Commercial Mortgage 3Q06 8615 3313 1497 3Q06: $13.4 billion Third quarter 2006 averages in $billions *Included in Commercial Real Estate line of business

Commercial Real Estate Line of Business 14% of total outstandings Geographically diverse 8% of total nonaccrual loans (21 bps of portfolio) YTD September 2006 net recoveries of $2 million Increase in standard incremental reserve Midwest & Other Western Texas Florida 6/30/2006 2907.891 2438.293 965.301 352.174 3Q06: $6.7 billion* Represents non-owner occupied CRE Third quarter 2006 averages in $billions *Includes $1.9 billion in loans not secured by Real Estate; geography reflects office of origination

Diversified Shared National Credit Portfolio Approx. 880 loans 18% of total outstanding Industry diversification mirrors total loan book 3% of total nonaccrual loans (6 bps of portfolio) YTD September 2006 net loan recoveries of $1 million Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Energy Other 6/30/2006 1713 2120 2462 396 1026 472 September 30, 2006: $8.2 billion Period-end outstandings as of September 30, 2006

Debt Ratings